                           OPPENHEIMER INTERNATIONAL GROWTH FUND
                              Supplement dated August 31, 2007
                           to the Prospectus dated March 30, 2007

     This supplement amends the Prospectus dated March 30, 2007.

     The  Prospectus is revised by deleting the section titled  "Advisory  Fees"
beginning on page 15 in its entirety and replacing it with the following:

     Advisory Fees. Under the investment advisory  agreement,  the Fund pays the
Manager an advisory fee at an annual rate that declines on additional  assets as the Fund grows:  0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million,  0.75% of the next $500 million, 0.69%
of the next $1 billion,  and 0.67% of average  annual net assets in excess of $2 billion.  The Fund's  management fee for the fiscal year ended November 30, 2006 was 0.74% of average annual net assets for each class of shares.

     Effective  September  1, 2007 the Fund pays the Manager an advisory  fee at the following  annual rate that declines as the Fund's assets grow: 0.80% of the first $250 million of average  annual net assets of the Fund,  0.77% of the next
$250  million,  0.75% of the next $500  million,  0.69% of the next $1  billion,
0.67% of the next $3  billion  and 0.65% of average  annual  net assets  over $5 billion.

     A  discussion  regarding  the basis for the Board's  approval of the Fund's investment  advisory  agreement  with the  Manager  is  available  in the Fund's
Semi-Annual Report to shareholders for the fiscal year ended May 31, 2007.

August 31, 2007                                             PS0825.022